                                                                    Exhibit 99.3


          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma combined financial statements give effect to the Textilease acquisition and to the related financing.

The unaudited pro forma combined condensed statements of income for the nine months ended May 31, 2003, and the year ended August 31, 2002, give effect to the acquisition of Textilease and related financing as if the Textilease acquisition and the related financing had occurred on September 1, 2001. The unaudited pro forma combined condensed statement of income for the nine months ended May 31, 2003, includes the unaudited condensed consolidated statement of income of UniFirst for the nine months ended May 31,2003, and the unaudited statement of income of Textilease for the nine months ended June 30, 2003, and pro forma adjustments to reflect the Textilease acquisition and the related financing. The unaudited pro forma combined condensed statement of income for the twelve months ended August 31, 2002 , includes amounts derived from the audited consolidated statement of income of UniFirst for the year ended August 31, 2002, and the unaudited statement of income of Textilease for the twelve months ended September 30, 2002, and pro forma adjustments to reflect the Textilease acquisition and the related financing. Textilease previously had a fiscal year ending on December 31.

The unaudited pro forma combined condensed balance sheet as of May 31, 2003 gives effect to the Textilease acquisition and the related financing as if each such transaction occurred on May 31, 2003. This balance sheet includes the unaudited consolidated balance sheet of UniFirst as of May 31, 2003, the unaudited balance sheet of Textilease as of June 30, 2003, and pro forma adjustments to reflect the Textilease acquisition and the related financing.

The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical consolidated financial statements of Textilease, which are included in this report, and the consolidated financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of UniFirst included in its Annual Report on Form 10-K for the year ended August 31, 2002 and its Quarterly Reports on Form 10-Q, for the quarters ended November 30, 2002, March 1, 2003 and May 31, 2003. The unaudited pro forma combined condensed financial statements are not necessarily indicative of the financial position that would have been obtained or the financial results that would have occurred if the Textilease acquisition and the related financing had been consummated on the dates indicated, nor are they necessarily indicative of the financial position or financial results which may be attained in the future, including synergies that may be achieved.

The pro forma adjustments, as described in the "Notes to Pro Forma Combined Condensed Financial Statements," are based upon available information and upon certain assumptions that UniFirst's management believes are reasonable. The Textilease acquisition is being accounted for using the purchase method of accounting. The allocation of the purchase price is preliminary. Final amounts could differ from those reflected in the pro forma combined condensed financial statements, and such differences could be significant. Upon final determination, the purchase price will be allocated to the assets and liabilities acquired based on fair value as of the date of the acquisition. The Company has engaged a third party to appraise the value of the acquired tangible and intangible assets. The report of the results of the appraisal has not yet been finalized. The results of the appraisal may differ from management's estimates of the value of the acquired tangible and intangible assets.

The following is a summary of the Company's preliminary estimate of the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition. The Company has engaged a third party to appraise the fair value of the acquired tangible and intangible assets. The appraisal report has not yet been finalized. The results of the appraisal may differ from the Company's preliminary estimate of the fair value of the acquired tangible and intangible assets. The Company is also completing its analysis of the fair values of the liabilities assumed in connection with the acquisition, including certain liabilities that qualify for recognition under Emerging Issues Task Force 95-3 "Recognition of Liabilities in connection with a Purchase Business Combination". The Company will finalize the purchase price allocation after it receives the appraisal report, completes its analysis of assumed liabilities, and receives other relevant information relating to the acquisition. The final purchase price allocation may be significantly different than the Company's preliminary estimate as presented below.

Assets:
Current assets                          $ 32,601
Property and equipment                    23,963
Goodwill                                 124,007
Intangible assets                         30,750
Other assets                               4,085
                                        --------
Total assets acquired                   $215,406
                                        ========

Liabilities:
Current liabilities                     $ 23,288
Deferred compensation                      5,616
Deferred income taxes                     10,198
Long-term debt                               676
                                        --------
Total liabilities assumed               $ 39,778
                                        --------
Net assets acquired                     $175,628
                                        ========

    UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
    NINE MONTHS ENDED MAY 31, 2003
    (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                  UniFirst      Textilease       Adjustments         Total

Revenues                                                          $449,294        $70,485                          $519,779
Costs and expenses:
    Operating costs                                                275,917         39,281                           315,198
    Selling and administrative expenses                            105,903         26,500                           132,403
    Depreciation                                                    26,495          1,939            177  A          28,611
    Amortization                                                     3,411            301          1,922  B           5,333
                                                                                                    (301) C
                                                                   -------         ------         ------            -------
    Total costs and expenses                                       411,726         68,021          1,798            481,545
                                                                   -------         ------         ------            -------
    Income from operations                                          37,568          2,464         (1,798)            38,234

Interest expense(income)
    Interest expense                                                 3,496          1,322          5,817  E           9,424
                                                                                                  (1,212) D
    Interest income                                                 (1,112)           (41)                           (1,153)
    SWAP expense(income)                                              (666)             0                              (666)
                                                                   -------         ------         ------            -------
                                                                     1,718          1,281          4,606              7,605

Income before income taxes                                          35,850          1,183         (6,404)            30,629

Provision for income taxes                                          13,802            532         (2,562) F          11,773

                                                                  --------        -------       --------           --------
    Income from continuing operations                             $ 22,048        $   651       $ (3,842)          $ 18,856
                                                                  ========        =======       ========           ========

Weighted average number of shares-Basic                             19,185                                           19,185
Weighted average number of shares-Diluted                           19,220                                           19,220


    Net income per share-Basic                                    $   1.15                                         $   0.98

    Net income per share-Diluted                                  $   1.15                                         $   0.98


    UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
    YEAR ENDED AUGUST 31, 2002
    (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                UniFirst       Textilease      Adjustments              Total

Revenues                                                        $ 578,898        $ 95,577                             $ 674,475
Costs and expenses:
    Operating costs                                               349,009          53,466                               402,475
    Selling and administrative expenses                           139,879          35,500                               175,379
    Depreciation                                                   32,755           2,800              237   A           35,792
    Amortization                                                    5,276             637            2,563   B            7,839
                                                                 --------         -------             (637)  C
                                                                                                  --------             --------
    Total costs and expenses                                      526,919          92,403            2,163              621,484
                                                                 --------         -------         --------             --------

    Income from operations                                         51,979           3,174           (2,163)              52,991

Interest expense(income)
    Interest expense                                                8,843           1,872            7,623   E           16,613
                                                                                                    (1,725)  D
    Interest income                                                (1,439)             (5)                               (1,444)
    SWAP expense(income)                                            1,256                                                 1,256
                                                                 --------         -------         --------             --------
                                                                    8,660           1,867            5,898               16,425

Income before income taxes                                         43,319           1,307           (8,060)              36,566

Provision for income taxes                                         16,460             588           (3,224)  F           13,824
                                                                 --------         -------         --------             --------
    Income from continuing operations                            $ 26,859         $   719         $ (4,836)            $ 22,742
                                                                 ========         =======         ========             ========
Weighted average number of shares-Basic                            19,222                                                19,222

Weighted average number of shares-Diluted                          19,278                                                19,278

Net income per share-Basic                                       $   1.40                                              $   1.18

Net income per share-Diluted                                     $   1.39                                              $   1.18

Unaudited Pro forma Combined Balance Sheet
 May 31, 2003
(In thousands)

                                                       UniFirst    Textilease    Adjustments        Total
Current assets:
Cash and investments                                  $   7,389     $  1,831                      $   9,220
Receivables                                              63,984        8,287                         72,271
Inventory                                                27,052        9,832                         36,884
Merchandise in service                                   59,939       13,203                         73,142
Prepaid and deferred income taxes                         2,156           --                          2,156
Prepaid expenses                                            386        1,467                          1,853
                                                      ---------     --------      ---------       ---------
  Total current assets                                  160,906       34,620                        195,526
                                                      ---------     --------      ---------       ---------
Property and equipment, net:                            273,100       19,232          4,731  G      297,063


Goodwill and other assets:
Goodwill                                                 62,640       10,179        113,827  K      186,646
Amortizable intangible assets                            20,275        1,228         29,522  H       51,025
Other                                                       639        4,976                          5,615
                                                      ---------     --------      ---------       ---------
                                                         83,554       16,383        143,350         243,287
                                                      ---------     --------      ---------       ---------

                                                      ---------     --------      ---------       ---------
                    Total Assets                      $ 517,560     $ 70,235      $ 148,081       $ 735,876
                                                      =========     ========      =========       =========

Current liabilities:
Accounts payable                                      $  31,476     $  3,323                       $ 34,799
Accrued liabilities                                      57,406        3,418         11,795  N       72,619
Deferred Compensation, current                                           312                            312
ESOP payable                                                           1,335                          1,335
Accrued and deferred income taxes                           651        3,881                          4,532
Current maturities of debt                                2,525        3,265         (1,936) I        3,854
                                                      ---------     --------      ---------       ---------
               Total current liabilities                 92,058       15,534          9,859         117,451
                                                      ---------     --------      ---------       ---------

Long term liabilities
Deferred Compensation                                                  3,852          1,765  M        5,617
Deferred income taxes                                    23,300          889         10,014  J       34,203

Notes payable                                                          9,872         (9,872) I            -
Long term debt                                           72,725        7,874         (7,099) I       73,500
Acquisition debt                                                                    175,628  O      175,628

Shareholders' equity:
Shareholders' equity except OCI                         330,092       32,742        (32,742) L      330,092
Other accumulated comprehensive loss                       (615)        (528)           528  L         (615)

                                                      ---------     --------      ---------       ---------
             Total Shareholders' Equity                 329,477       32,214        (32,214)        329,477
                                                      ---------     --------      ---------       ---------

                                                      ---------     --------      ---------       ---------
     Total Liabilities and Shareholders' Equity       $ 517,560     $ 70,235      $ 148,081       $ 735,876
                                                      =========     ========      =========       =========

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (In thousands except per share data)


      A Represents additional depreciation related to the estimated increase to fair value of the property and equipment acquired in the Textilease acquisition. Estimated useful life is 20 years.

      B Represents amortization of the estimated fair value of amortizable intangible assets related to the acquisition of Textilease. Estimated useful life is 12 years. The intangible assets will be amortized using the straight-line method.

      C     Represents the reversal of Textilease intangible asset amortization.

      D Represents the reversal of Textilease interest expense of Textilease debt that was repaid in connection with the acquisition.

      E Represents additional interest expense (3.125%) related to variable rate debt of $175,628, incurred to finance the Textilease acquisition, additional interest expense (1.000%) related to the Company's existing line of credit, and additional amortization of deferred financing costs (1.25%) related to the Company's new debt facility of $285,000, which matures on September 2, 2006. A 0.125% increase in the interest rate for the $175,628 debt would decrease net income on an annual basis by approximately $220 and a 0.125% decrease in the interest rate would increase net income on an annual basis by approximately $220.

      F Adjustment to income tax expense at the estimated statutory rate of 40%.

      Adjustments made to Textilease net book value to allocate the purchase price to assets and liabilities acquired. The purchase price is $175,628:

      G Estimated additional fair market value of property and equipment acquired. Estimated useful life is 20 years.

      H Estimated fair market value of amortizable intangible assets such as contracts, customer relationships, and covenants not to compete. Estimated useful life is 12 years.

      I Represents debt repaid at the closing and refinanced under UniFirst's line of credit.

      J Represents deferred taxes related to purchase price allocation adjustment.

      K Represents excess purchase price over fair value of net tangible and intangible assets.

      L Represents the reversal of Textilease equity to reflect purchase accounting.

      M To increase liability for deferred compensation to reflect change in control provision as a result of the sale of Textilease to Unifirst.

      N To provide for liabilities as a result of the acquisition including severance, plant closings and other exit costs.

      O     Represents debt incurred to purchase Textilease.